UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 11, 2018

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 11, 2018, MidWestOne Financial Group, Inc. (the “Company”) announced that Gary L. Sims has been hired as Senior Vice President - Credit Administration, and he will begin his employment with the Company and MidWestOne Bank, the Company’s subsidiary bank (the “Bank”), on June 25, 2018. Mr. Sims will succeed Kent L. Jehle in the position of Chief Credit Officer of the Company and the Bank, effective upon Mr. Jehle's previously announced retirement, which will be on September 1, 2018. Mr. Sims, age 56, previously served as Managing Director - Corporate and Institutional, of NHB Bank, a subsidiary of National Bank Holding Corporation, of Greenwood Village, Colorado. Prior to this role, Mr. Sims acted as NHB Bank's Chief Credit Officer between 2011 and 2017, and prior to that, was a Senior Credit Officer with Regions Bank from 2005 to 2011.
There are no family relationships between Mr. Sims and any of the Company’s directors or executive officers. There is no arrangement or understanding between Mr. Sims and any other person pursuant to which he was selected as an officer, nor is the Company aware, after inquiry of Mr. Sims, of any related-person transaction or series of transactions required to be disclosed under Item 404(a) of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.
A copy of the press release announcing the appointment of Mr. Sims to the position of Chief Credit Officer is attached hereto as Exhibit 99.1.
In connection with the appointment of Mr. Sims, the Company and Mr. Sims entered into an employment agreement, the form of which is substantially similar to the employment agreements entered into with other executive officers of the Company. The employment agreement provides for an annual base salary of $230,000, minimum annual target incentive award opportunities and certain employee and fringe benefits. The foregoing description of the employment agreement between the Company and Mr. Sims is qualified in its entirety by the text of the employment agreement, attached hereto as Exhibit 10.1.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed herewith:

10.1	Employment Agreement between MidWestOne Financial Group, Inc. and Gary L. Sims, effective June 25, 2018.
99.1	MidWestOne Financial Group, Inc. Press Release dated June 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	June 11, 2018	By:	/s/ CHARLES N. FUNK
Charles N. Funk
President and Chief Executive Officer